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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (333-28687), Form S-3 (333-62057) and Form S-4 (333-44361).


ARTHUR ANDERSEN LLP
Houston, Texas
March 31, 1999